Exhibit 99.1

Xponential Fitness, Inc. Announces Divestiture of CycleBar and Rumble Brands

IRVINE, Calif., July 28, 2025—Xponential Fitness, Inc. (NYSE: XPOF) (the “Company” or “Xponential Fitness”), one of the leading global franchisors of boutique health and wellness brands, today announced that it has completed the divestiture of CycleBar and Rumble to Extraordinary Brands, LLC.

“Divesting CycleBar and Rumble is consistent with what we emphasized during our Investor Day in New York: We will focus our time and capital on the brands that drive profitability both today and also in the longer term,” said Mark King, CEO of Xponential Fitness. “We are committed to putting our franchisees first, while enhancing our operations, growth, and member experience.”

Xponential will work closely with Extraordinary Brands to help facilitate a seamless transition experience for CycleBar and Rumble franchisees. Houlihan Lokey acted as the financial advisor in connection with the transaction. Terms of the transaction were not disclosed.

About Xponential Fitness, Inc.

Xponential Fitness, Inc. (NYSE: XPOF) is one of the leading global franchisors of boutique health and wellness brands. Through its mission to deliver the talents, assets, and capabilities necessary for successful franchise growth, the Company operates a diversified platform of six brands spanning modalities including Pilates, barre, stretching, strength training, metabolic health, and yoga. In partnership with its franchisees and master franchisees, Xponential offers energetic, accessible, and personalized workout experiences led by highly qualified instructors in studio locations throughout the U.S. and internationally, with franchise, master franchise and international expansion agreements in 49 U.S. states, Puerto Rico, and 30 additional countries. Xponential’s portfolio of brands includes Club Pilates, the largest Pilates brand in the United States; StretchLab, a concept offering one-on-one and group stretching services; YogaSix, the largest franchised yoga brand in the United States; Pure Barre, a total body workout that uses the ballet barre to perform small isometric movements, and the largest Barre brand in the United States; BFT, a functional training and strength-based program; and Lindora, a provider of medically guided wellness and metabolic health solutions. For more information, please visit the Company’s website at xponential.com.

Forward-Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated financial performance. These forward-looking statements include, without limitation, statements relating to divestiture of the CycleBar and Rumble brands and expected business and financial benefits resulting from the divestitures. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to: the outcome of ongoing and any future government investigations and litigation to which we are subject; our ability to retain key senior management and key employees; our relationships with master franchisees, franchisees and international partners; difficulties and challenges in opening studios by franchisees; the ability of franchisees to generate sufficient revenues; risks relating to expansion into international markets; loss of reputation and brand awareness; geopolitical uncertainty, including the impact of the presidential administration in the U.S.; trade policies and tariffs; general economic conditions and industry trends; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the full year ended December 31, 2024, filed by Xponential with the SEC, and other periodic reports filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and Xponential undertakes no duty to update such information, except as required under applicable law.

Contact:

Addo Investor Relations

investor@xponential.com